Long-Term Payables	12 Months Ended
Dec. 31, 2023
Long-Term Payables [Abstract]
LONG-TERM PAYABLES
8.	LONG-TERM PAYABLES

	As of December 31,
	2023	2022
	US$	US$

Payables for purchasing mining equipment – non-current portion
Opening balance	109,435,141	-
Addition	-	109,435,141
Repayment	(6,999,939)	-
Closing balance	102,435,202	109,435,141

The long-term payables represented amount due to a supplier for purchase of mining equipment in 2022. Pursuant to the purchase agreements and the supplemental agreements entered between the supplier and the Company, the outstanding purchase price will mature on June 30, 2025, unsecured and subjected to an interest rate of 3% - 6% per annum. Early and partial repayment before the maturity date is acceptable when initiated by the Company and agreed by both parties.